UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                               FORM 8-K

                            CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934


Date of Report(Date of earliest event reported)   October 10, 2003


                  UNIVERSAL HEALTHCARE MANAGEMENT SYSTEMS, INC.
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Florida                      000-50022                   01-0626963
-------------------      ----------------        ------------------------
State or other jurisdiction   Commission File IRS Employer Identification
 of incorporation)                Number                No.


3801 N. University Drive, Suite 317
Sunrise, Florida                              33351
-----------------------                     -------------------
(Address of principal                        (Zip/Postal Code)
  executive offices

Registrant's telephone number:     954-748-3322


              80 S.W. 8th Street, Suite 2000, Miami, Florida 33130
        ----------------------------------------------------------------
          (Former name or former address, if changed since last report)

Item 2: Acquisition of Cancer Care Centre

     On December 5, 2003, the Company acquired all of the assets of the Heritage Hills Oncology Center in Littlestown, Pennsylvania from Keystone Oncology for nominal consideration equal to $10.00 as set out in Exhibit 99.1 attached hereto and assigment of the existing lease attached hereto as Exhibit 99.2





ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS



 Exhibits.  99.1 AssetPurchase Agreement

            99.2 Assignment of Lease

            99.3 Press Release dated December 16, 2003.

                                    SIGNATURE





     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                          UNIVERSAL HEALTHCARE MANAGEMENT SYSTEMS, INC.

Date:    December 27, 2003                By:   /s/ K.Hankin
                                        ----------------------
                                         Kenneth Hankin, President

                            ASSET PURCHASE AGREEMENT

     This ASSET PURCHASE AGREEMENT (the "Agreement") is dated as of December 1, 2003 by and between Keystone Oncology, LLC ("Keystone") with offices at 119
South Burrowes Street, Suite 705, State College, PA 16801 and Central Pennsylvania Radiation Oncology, PC ("Central") with offices at the same address (collectively the "Seller") and Universal Healthcare Management Systems, Inc. with offices at 3801 N. University Drive, Suite 317, Sunrise, FL 33351 (the "Buyer").

                                    RECITALS

     A. Seller is the owner of those certain assets as more particularly described on Exhibit A attached hereto (the "Assets") which are used in connection with the operation of the radiation oncology cancer treatment facility known as the Heritage Hills Oncology Center located at 41 S. Columbus Avenue, Littlestown, in Adams County, Pennsylvania 17340 (the "Facility"); and

     B. Buyer desires to buy and Seller desires to sell all of Seller's right, title and interest in and to the Assets on the terms and conditions hereinafter set forth; and

     C. This transaction is entered into simultaneously with the execution of an assignment of Lease (the "Assignment"), under a Lease with Littlestown Medical Associates dated March 28, 1991 (as amended, modified or previously assigned, the "Lease").

                                    AGREEMENT

     In consideration of the above recitals and of the mutual agreements and covenants contained in this Agreement, Buyer and Seller, intending to be bound legally, agree as follows:

SECTION 1.        PURCHASE AND SALE OF ASSETS

     1.1 Agreement to Sell and Buy: Subject to the terms and conditions set forth in this Agreement, Seller hereby sells, assigns, transfers, conveys and delivers to Buyer, and Buyer hereby purchases from Seller, all right, title and interest in and to the Assets.

     1.2 Non-Assumption of Liabilities: Notwithstanding anything to the contrary in this Agreement, Buyer shall not by the execution, delivery and performance of this Agreement assume or otherwise be responsible for any liability or obligation of any nature of Seller, or claims of such liability or obligation, matured or unmatured, liquidated or unliquidated, fixed or contingent, known or unknown, whether arising out of occurrences prior to, at or after the date hereof, including any warranties or guarantees with respect to the Assets, whether express or implied, with the exception of assuming all of the Seller's rights and obligations under the Lease as described in the Assignment of Lease except as to December 2003 and January 2004 payments, which shall be the obligation of Seller and all other obligations incident to the Premises including, but not limited to utilities, Pennsylvania occupational taxes to the extent such relates to the use of the Premises and similar charges as of the Closing Date.

     1.3 Purchase Price: In consideration for the Assets, Buyer shall undertake the obligations of the Lease by the Assignment aforesaid with the exception of the rent and any other payments due under the Lease for the months of December 2003 and January 2004.

     1.4 Transfer of Records and Maintenance Thereof: Keystone and Central have agreed to transfer to Buyer the patient files and other administrative records (the "Records") incident to the operation of the Facility. Buyer agrees to allow Keystone or Central reasonable access to the records for further reported, accounting, recordkeeping or other legitimate purpose for a period of three (3) years following the Closing Date as defined below. Buyer further agrees to maintain the Records in accordance with all applicable laws, rules and regulations.

SECTION 2.        REPRESENTATIONS AND WARRANTIES OF SELLER

     Except as to entity location and type, Keystone and Central jointly and severally represent and warrant to Buyer as follows:

     2.1 Organization, Standing, and Authority: Keystone Oncology, LLC is a limited liability company duly organized, validly existing, and in good standing under the laws of the Commonwealth of Pennsylvania. Central Pennsylvania Radiation Oncology, PC is a professional corporation duly organized, validly existing, and in good standing under the laws of the Commonwealth of Pennsylvania. Seller has all requisite power and authority (i) to own, lease and use the Assets as now owned, leased and used; and (ii) to execute and deliver this Agreement and the documents contemplated hereby; and (iii) to perform and comply with all of the terms, covenants, and conditions to be performed and complied with by Seller under this Agreement and the documents contemplated hereby.

     2.2 Authorization and Binding Obligation: The execution, delivery and performance of this Agreement by Seller have been duly authorized by all necessary actions on the part of Seller and its shareholders or members. This Agreement has been duly executed and delivered by Seller and constitutes the legal, valid and binding obligations of Seller, enforceable against it in accordance with their respective terms except as the enforceability of this Agreement may be affected by bankruptcy, insolvency or similar laws affecting creditors' rights generally, and by judicial discretion in the enforcement of equitable remedies.

     2.3 Absence of Conflicting Agreements: Subject to obtaining the necessary consents listed on Exhibit B (the "Consents"), the execution, delivery and performance of this Agreement and the documents contemplated hereby (with or without the giving of notice, the lapse of time, or both): (i) do not require the consent of any third party; (ii) do not and will not conflict with any provision of the Articles of Incorporation or By-Laws of Seller or Articles of Organization and Operating Agreement; (iii) do not and will not conflict with, constitute grounds for termination of, result in a breach of, constitute a default under, or accelerate or permit the acceleration of any performance required by the terms of any agreement, instrument, license, or permit to which Seller is a party or by which Seller or any of the Assets may be bound; and (iv) will not create any claim, liability, mortgage, lien, pledge, condition, charge, or encumbrance of any nature whatsoever upon any of the Assets.

     2.4 Title to and Condition of Assets: Except as set forth on Exhibit C, Seller owns all right, title and interest in and to, and has good and marketable title to the Assets free and clear of all security interests, mortgages, pledges, liens, encumbrances, equities, charges, liabilities, claims, conditional sales agreements, or other liens, liabilities or obligations of any type or kind, except for liens for current taxes not yet due and payable. Said Assets are in good working condition and are under a service contract as set forth in Exhibit D attached hereto.

     2.5 Title of Properties and Condition of Assets: The Assets are being sold, assigned, transferred and conveyed free and clear of any and all liabilities, obligations, liens, claims, security interest, charges and encumbrances of any type or kind.


     2.6 Seller knows of no outstanding or potential claims for injuries to third parties as a result of its negligence or any torts committed by it.

     2.7 Seller has not received written notice that any default exists with respect to any leasehold interest in the real estate leased by it.

     2.8 Seller has paid all local, state and federal taxes to the extent due through the most current month, including sales tax, interest, and penalties due from Seller to the appropriate governmental entity.

     2.9 No Brokerage: The Seller has not employed any broker or finder, and has not incurred and will not incur any broker's, finder's or similar fees, commissions or expenses payable by the Buyer in connection with the transactions contemplated by this Agreement.

     2.10 Seller agrees to indemnify, hold harmless the Buyer against all claims, causes of action, liabilities, damages, deficiencies, fines, assessments, losses, taxes, penalties, interest, costs and expenses, judgments, set-offs, settlements, suits, tax liabilities of any kind relating to the representations contained in Section 2., including without limitation, reasonable fees and disbursements of trial and appellate counsel arising from, in connection with, or incident to any breach or violation of any of the forgoing representations or warranties of the Seller. This indemnification and hold harmless shall be absolute, continuing and unlimited; it shall be the joint and several liability of the undersigned selling corporations. Seller's liability for representations, warranties and indemnification of Buyer shall survive the Closing of this transaction.

SECTION 3.        REPRESENTATIONS AND WARRANTIES OF BUYER

Buyer represents and warrants to Seller as follows:

     3.1 Authority: Buyer has all requisite power and authority to execute and deliver this Agreement and the documents contemplated hereby, and to perform and comply with all of the terms, covenants and conditions to be performed and complied with by Buyer under this Agreement and the documents contemplated hereby.

     3.2 Authorization and Binding Obligation: The execution, delivery and performance of this Agreement by Buyer have been duly authorized by all necessary actions on the part of Buyer. This Agreement has been duly executed and delivered by Buyer and constitutes the legal, valid, and binding obligations of Buyer, enforceable against Buyer in accordance with their respective terms except as the enforceability of this Agreement may be affected by bankruptcy, insolvency or similar laws affecting creditors' rights generally and by judicial discretion in the enforcement of equitable remedies.

     3.3 Absence of Conflicting Agreements: Subject to obtaining the Consents, the execution, delivery and performance by Buyer of this Agreement and the documents contemplated hereby (with or without the giving of notice, the lapse of time or both): (i) do not require the consent of any third party; (ii) will not conflict with the Articles of Incorporation or Bylaws of Buyer; (iii) will not conflict with, result in a breach of or constitute a default under, any law, judgment, order, injunction, decree, rule, regulation or ruling of any court or governmental instrumentality; and (iv) will not conflict with, constitute grounds for termination of, result in a breach of, constitute a default under or accelerate or permit the acceleration of any performance required by the terms of any agreement, instrument, license, or permit to which Buyer is a party or by which Buyer may be bound, such that Buyer could not acquire the Assets.

SECTION 4.        CONDITIONS TO OBLIGATIONS OF BUYER AND SELLER AT CLOSING


     4.1 Consents: All Consents shall have been obtained and delivered to Buyer without any adverse change in the terms or conditions of any agreement or any governmental license, permit or other authorization.

     4.2 Representations and Warranties: All representations, warranties, covenants and agreements made by the parties to this Agreement and pursuant hereto shall be deemed to be construed to be continuing warranties, representations, covenants and agreements, which shall survive the closing and the execution of all instruments and documents herein provided. Both parties acknowledge that the other party has materially relied upon the representations, covenants and warranties herein set forth in executing this Agreement. All representations and warranties of the parties contained in this Agreement shall be true and complete in all material respects at and as of the Closing Date as though made at and as of that time.

SECTION 5.        CLOSING AND CLOSING DELIVERIES

5.1      Closing:

     5.1.1 Closing Date: The Closing Date means the 5th day of December 2003.

     5.1.2 Prior to the Closing Date: The day prior to the Closing Date the Seller shall provide:

     5.1.2.1 Access to the Facility for an inspection to confirm and inventory the Assets.

     5.1.2.3 The forgoing inventorying, inspection and securing of the Facility will be handled by Buyer's agent, Dr. William J. Walker or an individual to be identified prior to the time of the inspection.

     5.1.3 Closing Place: The Closing shall be by delivery of executed documents. Execution and delivery shall be defined as the receipt of the fully executed Closing Documents by the parties by means of a nationally recognized overnight delivery service, hand delivery, or facsimile transmission. In the event delivery is by facsimile transmission, the parties shall deliver to their opposite party an original of their fully executed faxed Closing Documents within two business days thereafter; failure to do so shall not affect the validity of the transaction, but rather, in that event, the facsimile copy shall be deemed to be an original.

5.2      Documents Required At Closing:

     5.2.1 Seller's Documents: At the Closing, Seller shall deliver to Buyer each of the following items duly and properly executed, acknowledged, and in proper form for recording, if required, by the appropriate party, unless waived by Buyer:

     a) Assignment of Lease with consent by Landlord, in the form attached as Exhibit E;

     b) A Landlord estoppel regarding the status of the Lease stating that the Lease is in full force and effect, that the tenant is not in breach or default and that the Landlord has no claims against the tenant except for rent not yet due or payable;

     c) A Bill of Sale from Seller conveying the Tangible Personal Property (in the form attached as Exhibit F), to Buyer, free and clear of all liens and encumbrances and with warranty of title;

     d) Duly executed assignments of certificates of title for any Tangible Personal Property that requires transfer by certificate of title;

     e) Originals or, if appropriate, copies of all Intangible Personal Property, together with an assignment of all Intangible Personal Property;

     f) A UCC-1 or similar search from a service reasonably acceptable to Buyer indicating that as of not earlier than three days before the Closing Date, there are no filings against Seller in the Office of the Secretary of State or other governmental office under the Uniform Commercial Code of such state that would be a lien on the Tangible Personal Property, other than those filings that will be terminated at Closing (notwithstanding the foregoing, the responsibility for said search shall be that of the Buyer);

     g) To the extent applicable, originals of those assignable service and maintenance contracts set forth in Exhibit D that will be assumed by Buyer after the Closing Date, letters to each service contractor from Seller advising each of them of the sale of the Facility and, if applicable, the transfer of its contract, and any assignable warranties or guarantees received or held by Seller from any manufacturers, contractors, subcontractors, or material suppliers in connection with the Facility;

     h) A certificate of good standing for Seller from the Secretary of State of Pennsylvania.

     i) A certified copy of resolutions from the Board of Directors or the Members of Seller and a certified copy of the duly issued consent of the shareholders or Members of Seller authorizing the sale of the Assets;

          j) Closing statements;

          k) A certificate from Seller dated the date of Closing certifying that all of the representations and warranties of Seller set forth in this Agreement are true, correct, and complete in all respects at and as of the Closing (subject to those limitations and qualifications stated in this Agreement);

          l) Corrective instruments or other instruments necessary to clear title;

          m) Such additional documents as are customarily required of sellers in transactions of this type in Adams County, Pennsylvania, or as reasonably may be necessary to consummate the purchase and sale of the Property, together with any other documents, instruments, or agreements called for under this Contract that have not been delivered previously; and

          5.2.2 Buyer's Documents: At the Closing, Buyer shall deliver to Seller the following:

          a) An Assignment by which Buyer assumes the Lease;

          b) An affidavit from in form that may be reasonably requested by the Title Company to remove any of the standard title exceptions from the Commitment and final policy;

          c) An agreement by which Buyer assumes those service and maintenance contracts that Buyer shall or may assume under the provisions of this Agreement;

          d) A certificate of good standing for Buyer from the Secretary of State of Florida.

          e) A copy of the resolution from the Board of Directors of Buyer authorizing the purchase of the Facility.

          f) Such additional documents as are customarily required of Buyers in transactions of this type in Adams County, Pennsylvania, or as may be reasonably necessary to consummate the purchase and sale of the Facility, together with any other documents, instruments, or agreements called for under this Agreement that have not been delivered previously.

     5.3 Delivery Required At Closing. Seller shall give Buyer actual physical possession of the Facility together with all Assets and keys to the Facility and the security codes for the alarm system except as may have been previously delivered at the inspection as provided herein above.

SECTION 6.        INDEMNIFICATION

     6.1 Indemnification by Seller: Provided that the Closing has taken place hereunder, Seller shall jointly and severally indemnify and hold harmless Buyer from and against, and shall reimburse Buyer with respect to any and all claims, demands, causes of action, losses, damages, liabilities, costs and expenses (including reasonable attorneys' fees and court costs) asserted against or incurred by Buyer by reason of or arising from the ownership, maintenance and operation of the Assets or the business operations maintained by Seller in connection with the Assets prior to the Closing Date. Buyer's rights and remedies herein against Seller shall be in addition to, and not in lieu of all other rights and remedies of Buyer at law or in equity. This provision shall survive the closing of the transaction contemplated hereby and the deliveries to be made by Seller pursuant to Section 5.2.

     6.2 Indemnification by Buyer: Provided that the Closing has taken place hereunder, Buyer shall indemnify and hold harmless Seller from and against, and to reimburse Seller with respect to any and all claims, demands, causes of action, losses, damages, liabilities, costs and expenses (including reasonable attorneys' fees and court costs) asserted against or incurred by Seller of or arising from the ownership, maintenance and operation of the Assets or the business operations maintained by Buyer in connection with the Assets subsequent to the Closing Date. Seller's rights and remedies herein against Buyer shall be in addition to, and not in lieu of all other rights and remedies of Seller at law or in equity. This provision shall survive the closing of the transaction contemplated hereby and the deliveries to be made by Buyer pursuant to Section 5.2.

     6.3 Procedure for  Indemnification:  The indemnified party, as specified in
Section 6.1 or 6.2, as applicable, shall not settle any claim against an indemnifying party without first providing notice to and receiving consent from the indemnifying party.

SECTION 7.        MISCELLANEOUS

     7.1 Fees and Expenses: Any federal, state or local sales or transfer tax arising in connection with the conveyance of the Assets by Seller to Buyer pursuant to this Agreement shall be paid by the party upon which such tax is imposed by law. Except as otherwise provided in this Agreement, each party shall pay its own expenses incurred in connection with the authorization, preparation, execution, and performance of this Agreement, including all fees and expenses of counsel, accountants, agents, and representatives, and each party shall be responsible for all fees or commissions payable to any finder, broker, advisor, or similar person retained by or on behalf of such party.


     7.2 Arbitration: Except as otherwise provided to the contrary below, any dispute arising out of or related to this Agreement that Seller and Buyer are unable to resolve by themselves shall be settled by arbitration by a panel of three (3) neutral arbitrators who shall be selected in accordance with the procedures set forth in the commercial arbitration rules of the American Arbitration Association. The persons selected as arbitrators shall have prior experience in the technology industry but need not be professional arbitrators, and persons such as lawyers, accountants, brokers and bankers shall be acceptable. Before undertaking to resolve the dispute, each arbitrator shall be duly sworn faithfully and fairly to hear and examine the matters in controversy and to make a just award according to the best of his or her understanding. The arbitration hearing shall be conducted in accordance with the commercial arbitration rules of the American Arbitration Association. The written decision of a majority of the arbitrators shall be final and binding on Seller and Buyer. The costs and expenses of the arbitration proceeding shall be assessed between Seller and Buyer in a manner to be decided by a majority of the arbitrators, and the assessment shall be set forth in the decision and award of the arbitrators. Judgment on the award, if it is not paid within thirty days, may be entered in any court having jurisdiction over the matter. No action at law or suit in equity based upon any claim arising out of or related to this Agreement shall be instituted in any court by Seller or Buyer against the other except (i) an action to compel arbitration pursuant to this Section; (ii) an action to enforce the award of the arbitration panel rendered in accordance with this Section; or
(iii) a suit for specific performance or other equitable relief.

     7.3 Notices: All notices, demands and requests required or permitted to be given under the provisions of this Agreement shall be (i) in writing, (ii) delivered by personal delivery, or sent by commercial delivery service or registered or certified mail, return receipt requested, and shall be deemed to have been given on the date of personal delivery or the date set forth in the records of the delivery service or on the return receipt, and (iii) addressed to the addresses first above set forth or to any other or additional persons and addresses as the parties may from time to time designate in a writing delivered in accordance with this Section 7.3.

     7.4 Benefits and Binding Effect: Neither party hereto may assign this Agreement without the prior written consent of the other party hereto. Upon any assignment which is consented to by Buyer or Seller in accordance with this Section, Buyer shall have no further obligation hereunder and Buyer may collaterally assign its rights and interests hereunder to its senior lenders without seeking or obtaining Seller's prior approval and all references to Buyer herein shall be deemed to be references to Buyer's assignee. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns.

     7.5 Further Assurances: The parties shall take any actions and execute any other documents that may be necessary or desirable to the implementation and consummation of this Agreement, including, in the case of Seller, any additional bills of sale, deeds or other transfer documents that, in the reasonable opinion of Buyer, may be necessary to ensure, complete and evidence the full and effective transfer of the Assets to Buyer pursuant to this Agreement.

     7.6 Survival: All provisions, representations, warranties, promises, covenants and agreements of this Agreement which by their terms or nature extend beyond termination of the Agreement shall survive the termination of this Agreement and shall be deemed to be construed to be continuing warranties, representations, covenants promises and agreements, which shall survive the closing and the execution of all instruments and documents herein provided.

7.7      Confidentiality, Press Release and Promotion:


     7.7.1 At all times before the Closing Date, Seller agrees to hold in strict confidence and not to disclose to any other party without the prior written consent of the Buyer, all information and documents, including this Agreement, in any way related to the transactions contemplated by this Agreement, except as may be required by applicable law or as otherwise contemplated in this Agreement, and except, to the extent necessary, to each party's legal and financial advisors and financial institutions.

     7.7.2 Press Release and Promotion: The Buyer may publish any press release, make any other public announcement or otherwise communicate with any news media concerning this Agreement or the transactions contemplated hereby without the prior written consent of the other party. The Seller may not publish any press release, make any other public announcement or otherwise communicate with any news media concerning this Agreement or the transactions contemplated hereby without the prior written consent of the Buyer; provided, however, that nothing contained herein shall prevent Seller from promptly making all filings with governmental authorities as may be required or advisable in connection with the execution and delivery of this Agreement or the consummation of the transactions contemplated hereby.

     7.8 Headings: The headings in this Agreement are included for ease of reference only and shall not control or affect the meaning or construction of the provisions of this Agreement.

     7.9 Gender and Number: Words used in this Agreement, regardless of the gender and number specifically used, shall be deemed and construed to include any other gender, masculine, feminine, or neuter, and any other number, singular or plural, as the context requires.

     7.10 Counterparts: This Agreement may be signed in counterparts with the same effect as if the signature on each counterpart were upon the same instrument.

     7.11 Governing Law and Venue: This agreement and the transaction documents shall be governed by, and construed in accordance with the laws of Pennsylvania without regard to principles of conflicts of law.

     7.12 Waiver of Trial by Jury: The parties hereby knowingly, voluntarily and intentionally waive the rights they may have to a trial by jury in respect to any other litigation based hereon or arising out of, under or in connection with this agreement or any document executed in conjunction therewith, any course of conduct, course of dealing, statements (whether oral or written) or actions of or by either party. This provision is a material inducement for the execution by the parties to enter into this agreement.

     7.13 Entire Agreement: This Agreement, the schedules and exhibits hereto and all documents, certificates, and other documents to be delivered by the parties pursuant hereto, collectively represent the entire understanding and agreement between Buyer and Seller with respect to the subject matter hereof.

Continued on next page:

     This Agreement supersedes all prior negotiations between the parties and cannot be amended, supplemented or changed except by an agreement in writing that makes specific reference to this Agreement and which is signed by the party against which enforcement of any such amendment, supplement, or modification is sought.

     IN WITNESS WHEREOF, the parties hereto have duly executed this Asset Purchase Agreement as of the day and year first above written.

SELLER:                                              BUYER:

Keystone Oncology, LLC          Universal Healthcare Management Systems, Inc.



By:                              By:
    -------------------------      ------------------------------------
         Ed Russell, Manager        Kenneth N. Hankin, President/CEO





Central Pennsylvania Radiation Oncology, PC



By:
    -------------------------------------------------
         Ed Russell, President

EXHIBIT A:

Description of the Assets:

     o 1 Varian A 6/100 Linear Accelerator,  Serial Number 463 (purchased new in
1990)

     o 1 Kermath Simulator STST 101, Serial Number TSF 5541183 (purchased refurbished in 1995)

     o 1 General Electric Superficial Macima R100 Model Number 3305 SRX100-45

     Various pieces of furniture, fixtures, miscellaneous equipment and supplies as seen by Kenneth N. Hankin and Dr. William J. Walker while visiting the Heritage Hills Oncology Center in March of 2002.

EXHIBIT B:

Consents:  None



EXHIBIT C:

Exceptions to title of Assets:  None



EXHIBIT D:

Asset Service Contracts:  None



EXHIBIT E:

Assignment of Lease

                               [Attached hereto]

Exhibit F:  Form of Bill of Sale

                              BILL OF SALE ABSOLUTE

     KNOW ALL MEN BY THESE PRESENTS, THAT Keystone Oncology, LLC and Central Pennsylvania Radiation Oncology, PC of the Borough of Littlestown, County of Adams in the Commonwealth of Pennsylvania, (Seller), for and in consideration of the sum of ten ($10.00) dollars lawful money of the United States, to it paid by: Universal Healthcare Management Systems, Inc., the receipt whereof is hereby acknowledged, has granted bargained, sold, transferred and delivered, and by these presents does grant, bargain, sell, transfer and deliver unto the said Buyer, its successors, transferees, assigns and Administrators, the following goods, chattels and intangibles:

See Exhibit attached hereto and made a part hereof.

     To have and to hold the same unto the Buyer, its successors, transferees, assigns and Administrators, covenant to and with the Buyer, its successors, transferees, assigns and Administrators, that the Seller is the lawful owner of the said goods and chattels; that they are free from all encumbrances; that the Seller has good right to sell the same aforesaid, and that Seller will warrant and indemnity the Buyer against the lawful claims and demands on or against the said property, goods and chattels hereby made from all persons whomsoever.

     IN WITNESS WHEREOF, the Seller has hereunto caused an authorized officer of Seller to set his hand and seal this 5th day of December 2003 on behalf of the Seller.

Keystone Oncology, LLC           Central Pennsylvania Radiation Oncology, PC


By:   s/s Ed Russell         By:    s/s Ed Russell
    -----------------------       -------------------------------------
     Ed Russell, Manager              Ed Russell, President


                               ASSIGNMENT OF LEASE

     This Agreement (the "Agreement") made and entered into this 5th day of December 2003, by and between Littlestown Medical Associates ("Lessor"), Keystone Oncology, LLC, a Pennsylvania limited liability company ("Assignor") and Universal Healthcare Management Systems, Inc., a Florida corporation ("Assignee").

BACKGROUND FACTS RECITALS

     A. Assignor is the current tenant by assignment under that certain Lease between Littlestown Medical Associates and Heritage Hills Medical Limited Partnership by its general partner Oncology Services Corporation dated March 29, 1991 (the "Lease"); said Lease having been assigned on January 1, 1997 by EquiMed, Inc. (an affiliate of Heritage Hills Medical Limited Partnership), a Delaware corporation to George Washington Real Estate Corporation, a Delaware corporation; and as further assigned on December (date unknown), 1999 wherein George Washington Real Estate Corporation, a Delaware corporation assigned the Lease to Keystone Oncology, LLC.

     B. The Lease and referenced assignments are attached hereto as Exhibit 1 (collectively the "Assignments"), which Lease relates to that property commonly known as 41 South Columbus Avenue, Littlestown, PA 17340 located in Adams County, Pennsylvania (the "Demised Premises").

     C. Assignor desires to assign the Lease to Assignee, and Assignee desires to assume and be bound by the terms and conditions of the Lease.

     D. Assignor and Assignee desire that Lessor consent to the Assignment of the Lease, pursuant to the terms and conditions of this Agreement.

TERMS AND CONDITIONS

     In consideration of the mutual promises and covenants herein contained and other good and valuable considerations, the parties hereto agree as follows:

     1. Representations. The representations set forth above are true and correct and made a part of this Agreement.

     2. Assignment. Assignor hereby assigns, sets over and transfers to Assignee all of its rights, title and interest in and to the Lease.

     3. Ratification of Lease. All of the terms, covenants and conditions of the Lease are hereby ratified and reaffirmed by all parties to this Agreement.

     4. Acceptance. Assignee hereby accepts the Assignment of the Lease and agrees to assume and be bound by all of its terms and conditions, a copy of which has been read, received and reviewed by Assignee. Assignee further agrees and acknowledges having examined the Demised Premises and condition of the Demised Premises and agrees to accept possession of the Demised Premises in "as is" condition.

     5. Waiver. Assignor and Assignee hereby stipulate and agree that they have no claims or actions under the Lease or against Lessor whatsoever. Assignor does hereby further confirm that there is no default or breach under the Lease on the part of Lessor.

     6. Lessor's Consent. Lessor does hereby consent to the Assignment of the Lease to Assignee. In the event Lessor executes this Agreement prior to execution by Assignor or Assignee, it is understood that Lessor's execution will not be deemed to be effective until Assignor and Assignee have executed this Agreement and Lessor is provided with a fully executed copy of this Agreement.

     7. Lessor's Acknowledgments. Lessor acknowledges that the Lease is in full force and effect, that there are no breaches and no defaults on the part of the Assignor. That there are no moneys, rents, additional rents or payments of any kind due Lessor from or on behalf of the Assignor as of the date of this Agreement. That there are no conditions known to the Lessor that are violations of any governmental codes nor are there any latent or structural conditions or matters relating to the Demised Premises that would not be readily observable by the Assignee that have not been disclosed to the Assignee.

     8. Other Conditions. Assignor does hereby release Lessor, its agents, officers, directors, successors and assigns of and from any and all claims whatsoever, in law or in equity, which it has or may have arising prior to the effective date of this Agreement.

     9. Other Matters. Assignor acknowledges and agrees to make all payments due under the Lease for December 2003 and January 2004 to Lessor and Lessor agrees to look solely to the Assignor for said payments.

     10. Payment of Annual Base Rent. Lessor hereby directs Assignee to make all payments under the Lease, including, but not limited to, Annual Base Rent payments, directly to Lessor at the following address:
_____________________________________________________________________________.

     11. Estoppel. Lessor represents and warrants that there are no uncured defaults in the performance of Assignor's obligations under the Lease, and that Lessor has no existing claim against Assignor by reason of any default or breach by Assignor in the performance of Assignor's obligations under the Lease.

     12. Miscellaneous. This Agreement represents the entire agreement between the parties and may only be changed by another instrument, in writing, executed by the party intended to be bound. This Agreement shall be governed and interpreted by and in accordance with the laws of the Commonwealth of Pennsylvania.

     13. Lease Term. Lessor hereby acknowledges that the Lease Term will expire on March 27, 2011 and that Section 3 of the Lease regarding tenant's right to renew for two (2) additional five (5) year terms has not been abrogated and is in full force and effect as of the date hereof.

     14. Purchase Option. Lessor hereby acknowledges that the option to purchase the Demised Premises set forth in the Lease has not been abrogated and is in full force and effect as of the date hereof.

     IN WITNESS WHEREOF, the parties have caused an authorized officer to set his hand and seal this 5th day of December 2003.


Assignee - Universal Healthcare Management Systems, Inc.



By:
         Kenneth N. Hankin, President/CEO




Assignor - Keystone Oncology, LLC



By:
         Ed Russell, Manager

Consent and Approval of Lessor - Littlestown Medical Associates



By:
         Dennis G. Goodwin




STATE OF FLORIDA           }
                                    : ss.
COUNTY OF MIAMI-DADE       }

     The foregoing instrument was acknowledged before me this ___ day of December 2003 by Kenneth N. Hankin who is personally known to me or who has produced a Florida driver's license as identification.

Seal or Stamp

                                                  Notary at Large
                               Signature of Person Taking Acknowledgment


Lease Assignment                                   Page 3 of 4

STATE OF  PENNSYLVANIA              }
                                            : ss.
COUNTY OF                           _____   }

     The foregoing instrument was acknowledged before me this ___ day of December 2003 by Ed Russell who is personally known to me or who has produced Pennsylvania driver's licenses as identification.

Seal or Stamp

                           Notary at Large
                           Signature of Person Taking Acknowledgment
Lease Assignment




STATE OF  PENNSYLVANIA              }
                                            : ss.
COUNTY OF                           _____   }

     The foregoing instrument was acknowledged before me this ___ day of December 2003 by Dennis G. Goodwin (Lessor) who is personally known to me or who has produced a Pennsylvania driver's licenses as identification.

Seal or Stamp

                         Notary at Large
                         Signature of Person Taking Acknowledgment

                           FORWARD LOOKING STATEMENTS


     When used in this News Release, the words or phrases will likely result, are expected to, will continue, is anticipated, estimate, projected, intends to or similar expressions are intended to identify forward looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements are subject to certain risks and uncertainties, including but not limited to the Company's history of losses and cash flow deficit; lack of liquidity; volatility of market price of common stock and warrants; possible adverse effect of penny stock rules and liquidity of the Company's securities; dividend policy; and control by directors and executive officers, that could cause the Company's actual results to differ materially from historical earnings and those presently anticipated or projected. As a result, potential investors are cautioned not to place undue reliance on any such forward-looking statements, which speak only as of the date made.

Universal Healthcare Management Systems Purchases Heritage Hills Oncology Center

TUESDAY , DECEMBER 16, 2003 09:00 AM

     SUNRISE, Fla., Dec 16, 2003 (BUSINESS WIRE) -- Universal Healthcare Management Systems (OTCBB:UHMG) announced today that it purchased the Heritage Hills Oncology Center in Littlestown, Pennsylvania from Keystone Oncology. The Company's plan is to develop a nationwide network of comprehensive oncology care and wellness centers, believing that it can bring state-of-the-art cancer therapy, screening, diagnostics and preventative medicine to any size community through the combination of a Primary medical center with several Satellite medical centers. Littlestown is a small community of about 4,000 people in Adams County (population fewer than 100,000) and is about 44 miles from Baltimore.

     The Company is in the midst of raising the necessary funds for working capital and to replace the existing medical equipment. The doctor's employment agreement with the cancer center is expected later in December.

     The Company's method of cancer treatment is a unique approach that significantly differs from typical cancer therapy. While modern chemotherapy, radiation and surgery are somewhat effective, none of these treatments focus on the cause of the malignancy. What makes Universal's methodology more effective than others is the fact that it endeavors to address all of the medical issues, including therapeutic treatment with radiation and chemotherapy as needed, plus elimination and correction of the causes of the cancer, and most importantly, rebuilding the body's immune system to a point whereby it can effectively fight the disease.

     Safe Harbor Statement under the U.S. Private Securities Litigation Reform Act of 1995: While these statements are meant to convey to the public the Company's progress, business opportunities and growth prospects, readers are cautioned that such forward-looking statements represent management's opinion and involve a number of risks and uncertainties, which may cause actual results to differ materially from those statements. Although management believes that these statements are based upon reasonable assumptions, management cannot guarantee future results. Important facts that may cause actual results to differ are set forth in the Company's periodic filings with the U.S. Securities and Exchange Commission. All forward-looking statements are made as of the date hereof and the Company disclaims any responsibility to update or revise any forward-looking statement provided in this news release.

SOURCE: Universal Healthcare Management Systems, Inc.


CONTACT: Universal Healthcare Management Systems, Inc., Sunrise Mark Wing, 954-748-3322
                  http://www.uhmsi.com


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Copyright (C) 2003 Business Wire.  All rights reserved.



-0-


KEYWORD:          PENNSYLVANIA FLORIDA
INDUSTRY KEYWORD: MEDICAL
                  MERGERS/ACQ



STOCK SYMBOLS: [(uhmg)]

                      RESOLUTION TO CHANGE FISCAL YEAR END

     A special meeting of the Board of Directors of Universal Healthcare Management Systems, Inc., (the "Corporation") was held telephonically. Pursuant to a duly made and seconded motion, a majority of the Board of Directors of the Corporation voted to adopt the following resolution:

     RESOLVED, that the fiscal year of the Corporation shall be from January 1st to December 31st in each year.

     The undersigned, Ardie R. Nickel certifies that he is the duly appointed Secretary of the Corporation and that the above is a true and correct copy of a resolution duly adopted at a meeting of the Board of Directors thereof, convened and held in accordance with law and the Bylaws of said Corporation on October 10, 2003 and that such resolution is now in full force and effect.

     IN WITNESS THEREOF, by affixing my name as Secretary of the Corporation and having attached the seal of the Corporation to this resolution I certify that this is a true and correct copy.

SIGNED:                                                       CORPORATE SEAL:




ARDIE R. NICKEL, SECRETARY

ATTEST TO BY:




KENNETH N. HANKIN, PRESIDENT AND C.E.O.